UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-09397

                             The Gabelli Utilities Fund

(Exact name of registrant as specified in charter)

One Corporate Center

                             Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                             Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end:   December 31

Date of reporting period:   December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Utilities Fund

Annual Report — December 31, 2018

Mario J. Gabelli, CFA Chief Investment Officer	Timothy M. Winter, CFA Portfolio Manager BA, Rollins College MBA, Notre Dame

To Our Shareholders,

For the year ended December 31, 2018, the net asset value (NAV) per Class AAA Share of The Gabelli Utilities Fund decreased 2.1% compared with an increase of 4.1% for the Standard & Poor’s (S&P) 500 Utilities Index (SPU). Other classes of shares are available. See page 3 for performance information for all classes of shares.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2018.

Performance Discussion (Unaudited)

The Gabelli Utilities Fund seeks to provide a high level of total return through a combination of capital appreciation and current income.

Under normal circumstances, the Fund invests at least 80% of its net assets in securities of domestic or foreign companies that are involved to a substantial extent in providing products, services, or equipment for the generation or distribution of electricity, gas, and water and the provision of infrastructure operations or telecommunications services, such as telephone, telegraph, satellite, cable, microwave, radiotelephone, mobile communication and cellular, paging, electronic mail, videotext, voice communications, data communications and internet and that derive at least 50% of their revenue or earnings from, or devote at least 50% of their assets to, utilities that the Fund’s investment adviser, Gabelli Funds, LLC, believes have the potential to achieve either capital appreciation or current income.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports in paper, free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

The Adviser will emphasize quality in selecting utility investments, and looks for companies that have proven dividend records and sound financial structures. In 2018, the S&P 500 Utilities Index (SPU) returned 4.1% (including dividends) compared to a (4.4)% total return from the S&P 500. The Class AAA shares of The Gabelli Utilities Fund returned (2.15)% with the comparative performance reflecting a diversified holding list that included 76.3% Energy and Utilities, 16.5% Communications and 6.8% Other. Since the September 20, 2018 S&P 500 market peak, the utility index outperformed by over 15% as the SPU returned 1.1% through year-end compared to the 14.0% loss for the S&P 500. Utility stocks continued to benefit from strong fundamentals, including 5%-6% earnings growth and merger activity, but we attribute the more recent outperformance to defensive appeal and the fourth quarter decline in long-term interest rates. Since late September 2018, investors have grown increasingly worried that the long US economic expansion could slow as a result of Fed rate hikes, a global trade war and other geopolitical issues.

On December 19, 2018, the Fed raised the Federal Funds rate 0.25% to 2.50%, marking the ninth rate increase in three years (four times in 2018 and three times in 2017). The 250-basis points of tightening resulted in a flattened yield curve, including a significant 111-basis point increase in the 2-year U.S. Treasury yield to 2.48% (from 1.37%), a more modest 38-basis increase in the 10-year yield to 2.69% (from 2.31%), and a muted 13-basis point increase in the 30-year U.S. Treasury yield to 3.02% (from 2.89%). The Fed now considered its monetary policy to be “neutral” and stated that risks to its economic outlook were balanced.

Selected holdings that contributed positively to performance in 2018 were NRG Energy Inc. (0.2% of net assets as of December 31, 2018), an electric company headquartered in Princeton, New Jersey, serving nearly 3 million residential and commercial customers; AES Corp. (2.3%) a global power company that provides sustainable energy to 15 countries, and First Energy Corp. (0.7%), headquartered in Akron, Ohio. FirstEnergy includes one of the nation’s largest investor-owned electric systems, more than 24,000 miles of transmission lines that connect the Midwest and Mid-Atlantic regions, and a generating fleet with a total capacity of more than 5,000 megawatts. All three companies have been targeted by activist investors.

Selected holding that contributed negatively to performance in 2018 were Edison International (1.8%) and PG&E Corp. (0.2%), both of which declined significantly on potential liabilities associated with 2017 and 2018 California wildfires and Ormat Technologies (0.2%), whose decline was related to an active Hawaii volcano covering its geothermal plant on the big island.

Thank you for your investment in The Gabelli Utilities Fund.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through December 31, 2018 (a) (Unaudited)					Since Inception (8/31/99)
	1 Year	5 Year	10 Year	15 Year
Class AAA (GABUX)	(2.15)%	4.50%	8.21%	7.39%	7.24%
S&P 500 Utilities Index	4.11	10.74	10.46	9.73	6.71
S&P 500 Index	(4.38)	8.49	13.12	7.77	5.38
Lipper Utility Fund Average	2.38	6.69	10.08	9.18	6.40
Class A (GAUAX)	(2.00)	4.50	8.22	7.39	7.25
With sales charge (b)	(7.64)	3.27	7.58	6.97	6.93
Class C (GAUCX)	(2.74)	3.71	7.41	6.60	6.59
With contingent deferred sales charge (c)	(3.71)	3.71	7.41	6.60	6.59
Class I (GAUIX)	(1.84)	4.77	8.48	7.58	7.38

In the current prospectuses dated April 30, 2018, the gross expense ratios for Class AAA, A, C and I Shares are 1.37%, 1.37%, 2.12% and 1.12% respectively. See page 13 for the expense ratios for the year ended December 31, 2018. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had Gabelli Funds, LLC, the Adviser, not reimbursed certain expenses of the Fund for periods prior to December 31, 2002. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. The value of utility stocks generally changes as long term interest rates change. Funds investing in a single sector, such as utilities, may be subject to more volatility than funds that invest more broadly. The utilities industry can be significantly affected by government regulation, financing difficulties, supply or demand of services or fuel, and natural resources conservation. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2002, and Class I Shares on January 11, 2008. The actual performance of the Class A Shares, and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The S&P 500 Utilities Index is an unmanaged market capitalization weighted index of large capitalization stocks that may include facilities generation and transmission or distribution of electricity, gas, or water. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Lipper Utility Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI UTILITIES FUND

(CLASS AAA SHARES), S&P 500 UTILITIES INDEX, AND LIPPER UTILITY FUND AVERAGE (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Gabelli Utilities Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2018 through December 31, 2018	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2018.

	Beginning Account Value 07/01/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Utilities Fund
Actual Fund Return
Class AAA	$1,000.00	$ 985.00	1.37%	$ 6.85
Class A	$1,000.00	$ 986.40	1.37%	$ 6.86
Class C	$1,000.00	$ 983.30	2.12%	$10.60
Class I	$1,000.00	$ 986.80	1.12%	$ 5.61
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.30	1.37%	$ 6.97
Class A	$1,000.00	$1,018.30	1.37%	$ 6.97
Class C	$1,000.00	$1,014.52	2.12%	$10.76
Class I	$1,000.00	$1,019.56	1.12%	$ 5.70

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2018:

The Gabelli Utilities Fund

Energy and Utilities	76.3%
Communications	16.5%
Other	6.8%
U.S. Government Obligations	0.3%
Other Assets and Liabilities (Net)	0.1%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Utilities Fund

Schedule of Investments — December 31, 2018

Shares		Cost	Market Value
	COMMON STOCKS — 99.4%
	ENERGY AND UTILITIES — 76.1%
	Alternative Energy — 0.5%
370,000	Algonquin Power & Utilities Corp.	$2,068,158	$3,721,140
36,000	NextEra Energy Partners LP	778,203	1,549,800
70,000	Ormat Technologies Inc., New York	1,795,788	3,661,000

		4,642,149	8,931,940

	Electric Integrated — 47.9%
302,000	ALLETE Inc.	10,846,319	23,018,440
174,000	Alliant Energy Corp.	3,065,132	7,351,500
550,000	Ameren Corp.	16,055,895	35,876,500
690,000	American Electric Power Co. Inc.	27,812,792	51,570,600
6,000	Atlantic Power Corp.†	36,882	13,009
178,000	Avangrid Inc.	6,659,633	8,916,020
232,000	Avista Corp.	5,280,416	9,855,360
455,000	Black Hills Corp.	11,566,185	28,564,900
60,000	CMS Energy Corp.	402,675	2,979,000
165,000	Dominion Energy Inc.	7,995,789	11,790,900
4,000	DTE Energy Co.	151,595	441,200
290,000	Duke Energy Corp.	15,755,275	25,027,000
610,000	Edison International	21,987,963	34,629,700
809,000	El Paso Electric Co.	17,922,280	40,555,170
1,400	Entergy Corp.	96,612	120,498
1,179,000	Evergy Inc.	30,072,082	66,931,830
795,000	Eversource Energy	18,436,099	51,706,800
345,000	Exelon Corp.	10,862,157	15,559,500
380,000	FirstEnergy Corp.	11,038,618	14,269,000
190,000	Fortis Inc., Toronto	5,922,733	6,333,797
914,000	Hawaiian Electric Industries Inc.	21,795,274	33,470,680
42,000	IDACORP Inc.	1,703,782	3,908,520
305,500	MGE Energy Inc.	9,282,316	18,317,780
601,800	NextEra Energy Inc.	37,134,236	104,604,876
260,000	NiSource Inc.	2,319,251	6,591,000
430,000	NorthWestern Corp.	11,608,426	25,559,200
785,000	OGE Energy Corp.	13,193,046	30,764,150
700,000	Otter Tail Corp.	16,734,712	34,748,000
140,000	PG&E Corp.†	5,267,232	3,325,000
320,000	Pinnacle West Capital Corp.	13,092,833	27,264,000
1,610,000	PNM Resources Inc.	20,018,302	66,154,900
572,000	PPL Corp.	17,657,112	16,204,760
190,000	Public Service Enterprise Group Inc.	5,490,935	9,889,500
439,100	SCANA Corp.	17,122,065	20,980,198
430,000	The Southern Co.	15,474,375	18,885,600
51,125	Unitil Corp.	1,483,755	2,588,970
203,278	Vectren Corp.	5,459,268	14,631,950
597,000	WEC Energy Group Inc.	16,121,112	41,348,220

Shares		Cost	Market Value
310,000	Xcel Energy Inc.	$6,350,159	$15,273,700

		459,275,323	930,021,728

	Electric Transmission and Distribution — 0.7%
67,000	Consolidated Edison Inc.	2,745,224	5,122,820
360,000	Red Electrica Corp. SA	4,191,840	8,041,110
3,400	Uniper SE	38,231	88,040

		6,975,295	13,251,970

	Global Utilities — 2.3%
10,000	AES Tiete Energia SA	135,191	25,853
40,000	Chubu Electric Power Co. Inc.	671,887	570,229
20,000	E.ON SE	294,970	197,688
20,800	EDF SA	308,177	328,876
5,000	EDP - Energias de Portugal SA, ADR	134,159	174,250
200,000	Electric Power Development Co. Ltd.	4,991,198	4,755,258
185,000	Emera Inc.	4,545,769	5,923,198
35,000	Enagas SA	916,226	946,791
100,000	Endesa SA	2,186,478	2,306,397
270,000	Enel SpA	1,409,853	1,560,375
75,000	Equinor ASA	1,693,070	1,593,853
4,000	EuroSite Power Inc.†	1,670	470
560,000	Hera SpA	1,228,234	1,707,994
60,000	Hokkaido Electric Power Co. Inc.	876,784	416,039
40,000	Hokuriku Electric Power Co.†	581,731	349,984
180,000	Huaneng Power International Inc., ADR	4,762,737	4,501,800
45,000	Iberdrola SA, ADR	1,334,793	1,443,825
304,034	Iberdrola SA, Aquis	2,375,857	2,444,701
405,000	Korea Electric Power Corp., ADR	5,392,840	5,973,750
110,000	Kyushu Electric Power Co. Inc.	1,563,462	1,313,717
32,000	Shikoku Electric Power Co. Inc.	578,871	387,720
2,000	Snam SpA	8,967	8,751
24,000	The Chugoku Electric Power Co. Inc.	430,478	312,686
305,000	The Kansai Electric Power Co. Inc.	4,106,512	4,591,488
55,000	The Tokyo Electric Power Co. Holdings Inc.†	208,402	327,677
140,000	Tohoku Electric Power Co. Inc.	2,225,623	1,852,105

		42,963,939	44,015,475

	Merchant Energy — 2.5%
40,000	GenOn Energy Inc. - Old, Escrow†(a)	0	0

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Schedule of Investments (Continued) — December 31, 2018

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	ENERGY AND UTILITIES (Continued)
	Merchant Energy (Continued)
15,000	GenOn Energy Inc., Escrow†(a)	$0	$0
120,000	NRG Energy Inc.	2,704,601	4,752,000
3,090,000	The AES Corp.	31,910,668	44,681,400

		34,615,269	49,433,400

	Natural Gas Integrated — 8.5%
7,000	Apache Corp.	291,401	183,750
25,000	Atlas Energy Group LLC†	58,278	180
45,000	Devon Energy Corp.	1,689,712	1,014,300
6,000	Dominion Energy Midstream Partners LP	87,595	108,240
630,000	Energy Transfer LP	466,672	8,322,300
145,000	Hess Corp.	8,404,995	5,872,500
300,000	Kinder Morgan Inc.	6,840,332	4,614,000
1,896,800	National Fuel Gas Co.	91,261,590	97,078,224
518,000	ONEOK Inc.	5,450,735	27,946,100
362,000	UGI Corp.	7,671,655	19,312,700

		122,222,965	164,452,294

	Natural Gas Utilities — 7.6%
80,000	Atmos Energy Corp.	2,188,623	7,417,600
94,000	CenterPoint Energy Inc.	1,812,563	2,653,620
43,500	Chesapeake Utilities Corp.	786,141	3,536,550
6,000	CONSOL Energy Inc.†	105,110	190,260
388,800	Corning Natural Gas Holding Corp.(b)	3,685,398	7,241,400
100,000	Gulf Coast Ultra Deep Royalty Trust	8,000	2,850
5,000	Italgas SpA	21,959	28,621
110,000	National Grid plc	1,583,477	1,071,454
35,000	National Grid plc, ADR	2,142,872	1,679,300
14,000	New Jersey Resources Corp.	328,068	639,380
433,000	Northwest Natural Holding Co.	19,281,898	26,179,180
143,000	ONE Gas Inc.	1,132,190	11,382,800
66,000	RGC Resources Inc.	701,712	1,977,360
140,000	South Jersey Industries Inc.	1,982,945	3,892,000
915,000	Southwest Gas Holdings Inc.	33,474,539	69,997,500
119,000	Spire Inc.	3,761,157	8,815,520

		72,996,652	146,705,395

	Natural Resources — 1.7%
15,000	Alliance Resource Partners LP	73,274	260,100
75,000	Anadarko Petroleum Corp.	4,047,779	3,288,000
168,000	BP plc, ADR	6,752,185	6,370,560
14,058	California Resources Corp.†	143,825	239,548
20,000	Callon Petroleum Co.†	234,385	129,800
360,000	Cameco Corp.	3,917,473	4,086,000

Shares		Cost	Market Value

50,000	CNX Resources Corp.†	$597,406	$571,000
8,000	Compania de Minas Buenaventura SAA, ADR	87,836	129,760
12,884	Diamondback Energy Inc.	239,277	1,194,347
710,000	Mueller Industries Inc.	15,410,694	16,585,600
45,000	Tullow Oil plc†	207,380	102,726

		31,711,514	32,957,441

	Services — 1.0%
570,000	Enbridge Inc.	12,541,788	17,715,600
20,000	Halliburton Co.	660,081	531,600
34,000	MDU Resources Group Inc.	738,008	810,560
50,000	Patterson-UTI Energy Inc.	737,566	517,500
20,000	Rowan Companies plc, Cl. A†	251,815	167,800

		14,929,258	19,743,060

	Water — 2.8%
8,000	American States Water Co.	110,252	536,320
113,000	American Water Works Co. Inc.	2,537,594	10,257,010
526,000	Aqua America Inc.	9,085,339	17,983,940
5,000	California Water Service Group	90,622	238,300
10,000	Connecticut Water Service Inc.	251,353	668,700
16,000	Consolidated Water Co. Ltd.	193,044	186,560
20,000	Middlesex Water Co.	356,954	1,067,000
540,000	Severn Trent plc	13,844,071	12,495,794
143,700	SJW Group	3,305,025	7,992,594
87,000	The York Water Co.	1,205,281	2,789,220
50,000	United Utilities Group plc, ADR	1,339,663	934,250

		32,319,198	55,149,688

	Diversified Industrial — 0.5%
30,000	AZZ Inc.	1,212,304	1,210,800
100,000	ITT Inc.	2,056,300	4,827,000
375,975	Mueller Water Products Inc., Cl. A	2,154,278	3,421,374
20,000	Park-Ohio Holdings Corp.	381,858	613,800

		5,804,740	10,072,974

	Environmental Services — 0.1%
30,000	Covanta Holding Corp.	461,959	402,600
12,000	Evoqua Water Technologies Corp.†	117,165	115,200
80,000	Veolia Environnement SA	1,097,512	1,645,757

		1,676,636	2,163,557

	TOTAL ENERGY AND UTILITIES	830,132,938	1,476,898,922

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Schedule of Investments (Continued) — December 31, 2018

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	COMMUNICATIONS — 16.5%
	Cable and Satellite — 3.5%
38,500	Charter Communications Inc., Cl. A†	$3,514,282	$10,971,345
27,000	Cogeco Communications Inc.	792,860	1,300,952
71,000	Cogeco Inc.	1,636,634	3,028,890
40,000	Comcast Corp., Cl. A	402,189	1,362,000
435,000	DISH Network Corp., Cl. A†	13,052,810	10,861,950
308,000	EchoStar Corp., Cl. A†	10,215,374	11,309,760
344,366	Liberty Global plc, Cl. A†	5,402,825	7,348,770
588,000	Liberty Global plc, Cl. C†	10,076,430	12,136,320
80,000	Liberty Latin America Ltd., Cl. A†	1,566,814	1,158,400
148,657	Liberty Latin America Ltd., Cl. C†	3,283,394	2,165,932
90,000	Rogers Communications Inc., Cl. B	2,426,676	4,613,400
12,000	Shaw Communications Inc., Cl. B	148,195	217,080
50,000	Tokyo Broadcasting System Holdings Inc.	683,652	793,759

		53,202,135	67,268,558

	Computer Services Software and Systems — 0.0%
168,600	Internap Corp.†	1,791,278	699,690

	Telecommunications — 9.5%
16,000	AT&T Inc.	547,520	456,640
552,000	BCE Inc.	15,437,273	21,820,560
850,000	CenturyLink Inc.	17,189,519	12,877,500
617,400	Cincinnati Bell Inc.†	9,381,762	4,803,372
35,000	Deutsche Telekom AG	428,748	594,301
515,000	Deutsche Telekom AG, ADR	6,311,945	8,744,700
1,750,000	Global Telecom Holding SAE†	1,357,829	363,484
26,000	Harris Corp.	2,003,049	3,500,900
1,440,000	Koninklijke KPN NV	4,192,069	4,223,696
10,000	Koninklijke KPN NV, ADR	44,711	28,750
140,000	Loral Space & Communications Inc.†	5,772,910	5,215,000
35,200	NextGenTel Holding ASA	257,885	47,834
290,000	Nippon Telegraph & Telephone Corp.	7,159,565	11,858,766
2,200	Orange Belgium SA	33,392	43,456
330,000	Orascom Investment Holding, GDR†	534,301	44,550
60,000	Pharol SGPS SA†	28,418	11,219
220,000	Pharol SGPS SA, ADR†	182,432	30,800
33,000	PLDT Inc., ADR	1,365,127	705,540
88,000	Proximus SA	2,635,412	2,381,512
2,000	PT Indosat Tbk	1,061	234

Shares		Cost	Market Value
2,300,000	Singapore Telecommunications Ltd.	$5,695,042	$4,944,422
800,000	Sprint Corp.†	4,639,702	4,656,000
121,000	Swisscom AG, ADR	4,440,719	5,801,950
10,000	Tele2 AB, Cl. B	158,627	127,441
150,000	Telecom Italia SpA, ADR†	1,872,306	832,500
220,000	Telefonica Brasil SA, ADR	3,774,734	2,624,600
53,000	Telefonica Deutschland Holding AG	280,618	207,557
500,000	Telefonica SA, ADR	8,266,786	4,230,000
1,000,000	Telekom Austria AG	7,767,364	7,607,787
335,000	Telenet Group Holding NV	15,105,771	15,583,359
538,000	Telephone & Data Systems Inc.	14,489,302	17,506,520
60,000	Telesites SAB de CV†	45,551	35,691
900,000	VEON Ltd., ADR	3,614,569	2,106,000
715,000	Verizon Communications Inc.	22,935,173	40,197,300

		167,951,192	184,213,941

	Wireless Communications — 3.5%
45,000	America Movil SAB de CV, Cl. L, ADR	622,984	641,250
17,000	ATN International Inc.	550,247	1,216,010
70,000	China Mobile Ltd., ADR	2,810,118	3,360,000
55,000	China Unicom Hong Kong Ltd., ADR	690,598	586,300
200	Hutchison Telecommunications Hong Kong Holdings Ltd.	19	75
78,372	Millicom International Cellular SA	5,539,387	4,989,162
229,900	Millicom International Cellular SA, SDR	15,747,382	14,564,998
6,000	Mobile TeleSystems PJSC, ADR.	74,643	42,000
465,000	NTT DoCoMo Inc.	7,286,947	10,489,599
135,000	SK Telecom Co. Ltd., ADR	2,383,798	3,618,000
400	SmarTone Telecommunications Holdings Ltd.	207	443
35,000	Tim Participacoes SA, ADR	684,957	536,900
460,000	Turkcell Iletisim Hizmetleri A/S, ADR	5,401,869	2,585,200
352,000	United States Cellular Corp.†	15,312,830	18,293,440
400,000	Vodafone Group plc, ADR	12,641,254	7,712,000

		69,747,240	68,635,377

	TOTAL COMMUNICATIONS	292,691,845	320,817,566

	OTHER — 6.8%
	Aerospace — 0.9%
1,550,000	Rolls-Royce Holdings plc†	11,816,480	16,397,726

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Schedule of Investments (Continued) — December 31, 2018

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	OTHER (Continued)
	Aerospace (Continued)
73,600,000	Rolls-Royce Holdings plc, Cl. C†(a)	$94,837	$93,811

		11,911,317	16,491,537

	Building and Construction — 0.3%
12,000	Acciona SA	1,140,701	1,016,052
170,000	Johnson Controls International plc	4,577,647	5,040,500

		5,718,348	6,056,552

	Business Services — 0.6%
1,420,000	Clear Channel Outdoor Holdings Inc., Cl. A	4,489,833	7,369,800
90,000	Macquarie Infrastructure Corp.	2,660,159	3,290,400
17,500	Vectrus Inc.†	316,783	377,650

		7,466,775	11,037,850

	Consumer Products — 0.0%
10,000	Essity AB, Cl. A	130,732	245,968

	Diversified Industrial — 0.2%
1,000	Alstom SA	31,457	40,411
40,000	Bouygues SA	1,406,190	1,436,313
4,000	Donaldson Co. Inc.	133,040	173,560
10,000	Raven Industries Inc.	219,638	361,900
10,000	Svenska Cellulosa AB, Cl. A	34,751	80,673
110,405	Twin Disc Inc.†	2,065,377	1,628,474

		3,890,453	3,721,331

	Electronics — 1.1%
55,000	Corning Inc.	613,977	1,661,550
400,000	Sony Corp., ADR	6,708,576	19,312,000

		7,322,553	20,973,550

	Entertainment — 0.4%
620,300	Grupo Televisa SAB, ADR	14,980,875	7,803,374

	Financial Services — 0.2%
168,000	Kinnevik AB, Cl. A	3,583,754	3,999,571
35,000	Kinnevik AB, Cl. B	755,509	843,906

		4,339,263	4,843,477

	Health Care — 0.0%
12,000	Tsumura & Co.	261,956	334,474

	Machinery — 1.8%
105,000	Astec Industries Inc.	3,797,420	3,169,950
36,000	Flowserve Corp.	1,452,634	1,368,720
79,000	The Gorman-Rupp Co.	1,815,066	2,560,390

Shares		Cost	Market Value
410,000	Xylem Inc.	$11,003,066	$27,355,200

		18,068,186	34,454,260

	Metals and Mining — 0.2%
80,000	Freeport-McMoRan Inc.	978,589	824,800
30,000	Haynes International Inc.	1,338,057	792,000
17,000	Vulcan Materials Co.	797,880	1,679,600

		3,114,526	3,296,400

	Transportation — 1.1%
311,000	GATX Corp.	8,998,435	22,021,910

	TOTAL OTHER	86,203,419	131,280,683

	TOTAL COMMON STOCKS	1,209,028,202	1,928,997,171

	CONVERTIBLE PREFERRED STOCKS — 0.1%
	ENERGY AND UTILITIES — 0.1%
	Natural Gas Utilities — 0.1%
54,000	Corning Natural Gas Holding Corp., 4.800%, Ser. B (b)	1,120,500	1,185,300

	COMMUNICATIONS — 0.0%
	Telecommunications — 0.0%
20,150	Cincinnati Bell Inc., 6.750%, Ser. B	653,760	570,850

	TOTAL CONVERTIBLE PREFERRED STOCKS	1,774,260	1,756,150

	WARRANTS — 0.0%
	COMMUNICATIONS — 0.0%
	Telecommunications — 0.0%
80,000	Bharti Airtel Ltd., expire 11/30/20†(c)	438,064	358,400

Principal Amount
	CORPORATE BONDS — 0.1%
	Energy and Utilities — 0.1%
$1,500,000	Mueller Industries Inc., 6.000%, 03/01/27	1,500,000	1,402,500

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Schedule of Investments (Continued) — December 31, 2018

Principal Amount		Cost	Market Value

	U.S. GOVERNMENT OBLIGATIONS — 0.3%
$ 5,793,000	U.S. Treasury Bills, 2.151% to 2.378%††, 01/08/19 to 03/21/19	$5,772,047	$5,772,192

	TOTAL INVESTMENTS — 99.9%	$1,218,512,573	1,938,286,413

	Other Assets and Liabilities (Net) — 0.1% .		1,507,500

	NET ASSETS — 100.0%		$1,939,793,913

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the market value of the Rule 144A security amounted to $358,400 or 0.02% of net assets.

†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Statement of Assets and Liabilities
December 31, 2018

Assets:
Investments, at value (cost $1,213,706,675)	$1,929,859,713
Investments in affiliates, at value (cost $4,805,898)	8,426,700
Cash	4,780
Receivable for Fund shares sold	3,146,041
Receivable for investments sold	2,424,389
Dividends receivable	3,682,752
Prepaid expenses	55,240

Total Assets	1,947,599,615

Liabilities:
Payable for Fund shares redeemed	4,733,758
Payable for investment advisory fees	1,716,943
Payable for distribution fees	793,452
Payable for accounting fees	7,500
Other accrued expenses	554,049

Total Liabilities	7,805,702

Net Assets (applicable to 270,226,901 shares outstanding)	$1,939,793,913

Net Assets Consist of:
Paid-in capital	$1,234,004,730
Total distributable earnings(a)	705,789,183

Net Assets	$1,939,793,913

Shares of Beneficial Interest, each at $0.001 par value; unlimited number of shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($288,331,563 ÷ 35,144,777 shares outstanding)	$8.20

Class A:
Net Asset Value and redemption price per share ($723,943,160 ÷ 86,730,336 shares outstanding)	$8.35

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$8.86

Class C:
Net Asset Value and offering price per share ($641,273,234 ÷ 115,225,054 shares outstanding)	$5.57	(b)

Class I:
Net Asset Value, offering, and redemption price per share ($286,245,956 ÷ 33,126,734 shares outstanding)	$8.64

(a)	Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X and discloses total distributable earnings. See Note 2 for further details.
(b)	Redemption price varies based on the length of time held.

Statement of Operations
For the Year Ended December 31, 2018

Investment Income:
Dividends - Unaffiliated (net of foreign withholding taxes of $1,708,272)	$60,443,083
Dividends - Affiliated	271,728
Interest	427,954

Total Income	61,142,765

Expenses:
Investment advisory fees	20,717,054
Distribution fees - Class AAA	794,881
Distribution fees - Class A	1,946,507
Distribution fees - Class C	7,026,775
Distribution fees - Class T	2
Shareholder services fees	1,566,069
Shareholder communications expenses	294,824
Custodian fees	199,819
Trustees’ fees	137,000
Registration expenses	133,561
Legal and audit fees	73,632
Accounting fees	45,000
Interest expense	1,878
Miscellaneous expenses	138,544

Total Expenses	33,075,546

Less:
Expenses paid indirectly by broker
(See Note 6)	(16,200)

Net Expenses	33,059,346

Net Investment Income	28,083,419

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	19,586,951
Net realized loss on foreign currency transactions	(72,751)

Net realized gain on investments and foreign currency transactions	19,514,200

Net change in unrealized appreciation:
on investments	(98,210,066)
on foreign currency translations	(7,162)

Net change in unrealized appreciation on investments and foreign currency translations	(98,217,228)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(78,703,028)

Net Decrease in Net Assets Resulting from Operations	$(50,619,609)

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$28,083,419	$29,543,030
Net realized gain on investments and foreign currency transactions	19,514,200	18,892,606
Net change in unrealized appreciation on investments and foreign currency translations	(98,217,228)	131,897,182

Net Increase/(Decrease) in Net Assets Resulting from Operations	(50,619,609)	180,332,818

Distributions to Shareholders:
Accumulated earnings
Class AAA	(6,755,550)	(7,859,674)
Class A	(16,280,922)	(17,638,863)
Class C	(16,957,636)	(18,297,013)
Class I	(6,234,475)	(5,731,590)
Class T*	(24)	(25)

	(46,228,607)	(49,527,165	)(a)

Return of capital
Class AAA	(23,627,272)	(24,415,223)
Class A	(57,065,535)	(54,425,845)
Class C	(79,553,249)	(78,809,061)
Class I	(18,852,903)	(14,720,187)
Class T*	(40)	(21)

	(179,098,999)	(172,370,337)

Total Distributions to Shareholders(b)	(225,327,606)	(221,897,502)

Shares of Beneficial Interest Transactions:
Class AAA	(25,286,206)	(12,582,880)
Class A	(23,311,349)	32,227,780
Class C	(17,731,840)	35,021,113
Class I	44,924,261	114,337,169
Class T*	(998)	1,046

Net Increase/(Decrease) in Net Assets from Shares of Beneficial Interest Transactions	(21,406,132)	169,004,228

Redemption Fees	7,283	13,123

Net Increase/(Decrease) in Net Assets	(297,346,064)	127,452,667
Net Assets:
Beginning of year	2,237,139,977	2,109,687,310

End of year	$1,939,793,913	$2,237,139,977

(a)

For the year ended December 31, 2017, the distributions to shareholders from net investment income were $5,020,519 (Class AAA), $11,262,972 (Class A), $9,795,159 (Class C), $3,875,959 (Class I), and $17 (Class T*) and net realized gain were $2,839,155 (Class AAA), $6,375,891 (Class A), $8,501,854 (Class C), $1,855,631 (Class I), and $8 (Class T*).

(b)	Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X. See Note 2 for further details.
*	Class T Shares were liquidated on September 21, 2018.

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income(a) Investments	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income	Operating Expenses		Portfolio Turnover Rate
Class AAA
2018	$9.23	$0.14	$(0.33)	$(0.19)	$(0.12)	$(0.07)	$(0.65)	$(0.84)	$0.00	$ 8.20	(2.2)%	$288,332	1.57%	1.37	%(c)	1%
2017	9.26	0.15	0.66	0.81	(0.13)	(0.07)	(0.64)	(0.84)	0.00	9.23	8.9	350,709	1.58	1.37	(c)	2
2016	8.70	0.15	1.28	1.43	(0.14)	(0.13)	(0.60)	(0.87)	0.00	9.26	17.0	364,411	1.65	1.38	(c)	4
2015††	10.50	0.11	(1.07)	(0.96)	(0.09)	(0.70)	(0.05)	(0.84)	0.00	8.70	(8.3)	371,419	1.42	1.39	(c)	8
2014††	11.24	0.18	0.76	0.94	(0.14)	(0.10)	(1.44)	(1.68)	0.00	10.50	8.9	820,328	1.64	1.36		9
Class A
2018	$9.37	$0.15	$(0.33)	$(0.18)	$(0.12)	$(0.07)	$(0.65)	$(0.84)	$0.00	$ 8.35	(2.0)%	$723,943	1.58%	1.37	%(c)	1%
2017	9.40	0.15	0.66	0.81	(0.13)	(0.07)	(0.64)	(0.84)	0.00	9.37	8.8	837,684	1.57	1.37	(c)	2
2016	8.82	0.15	1.30	1.45	(0.13)	(0.13)	(0.61)	(0.87)	0.00	9.40	17.0	808,349	1.64	1.38	(c)	4
2015††	10.64	0.12	(1.10)	(0.98)	(0.09)	(0.70)	(0.05)	(0.84)	0.00	8.82	(8.3)	713,208	1.45	1.39	(c)	8
2014††	11.36	0.18	0.78	0.96	(0.14)	(0.10)	(1.44)	(1.68)	0.00	10.64	9.0	1,231,349	1.64	1.36		9
Class C
2018	$6.58	$0.05	$(0.22)	$(0.17)	$(0.08)	$(0.07)	$(0.69)	$(0.84)	$0.00	$ 5.57	(2.7)%	$641,273	0.82%	2.12	%(c)	1%
2017	6.88	0.06	0.48	0.54	(0.09)	(0.07)	(0.68)	(0.84)	0.00	6.58	8.0	776,370	0.83	2.12	(c)	2
2016	6.71	0.06	0.98	1.04	(0.09)	(0.13)	(0.65)	(0.87)	0.00	6.88	16.2	776,780	0.89	2.13	(c)	4
2015††	8.40	0.05	(0.90)	(0.85)	(0.09)	(0.70)	(0.05)	(0.84)	0.00	6.71	(9.1)	736,494	0.73	2.14	(c)	8
2014††	9.38	0.08	0.62	0.70	(0.14)	(0.10)	(1.44)	(1.68)	0.00	8.40	8.1	1,111,695	0.89	2.11		9
Class I
2018	$9.65	$0.18	$(0.35)	$(0.17)	$(0.14)	$(0.07)	$(0.63)	$(0.84)	$0.00	$ 8.64	(1.8)%	$286,246	1.84%	1.12	%(c)	1%
2017	9.63	0.18	0.68	0.86	(0.15)	(0.07)	(0.62)	(0.84)	0.00	9.65	9.1	272,376	1.81	1.12	(c)	2
2016	8.99	0.18	1.33	1.51	(0.16)	(0.13)	(0.58)	(0.87)	0.00	9.63	17.4	160,147	1.89	1.13	(c)	4
2015††	10.80	0.14	(1.11)	(0.97)	(0.09)	(0.70)	(0.05)	(0.84)	0.00	8.99	(8.1)	141,325	1.70	1.14	(c)	8
2014††	11.48	0.20	0.80	1.00	(0.14)	(0.10)	(1.44)	(1.68)	0.00	10.80	9.3	255,651	1.86	1.11		9

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

††	All per share amounts and net asset values have been adjusted as a result of the 1 for 2 reverse stock split on March 6, 2015.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2018, 2017, 2016, and 2015, there was no impact on the expense ratios.

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Notes to Financial Statements

1. Organization. The Gabelli Utilities Fund was organized on May 18, 1999 as a Delaware statutory trust and commenced operations on August 31, 1999. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund’s primary objective is to provide a high level of total return through a combination of capital appreciation and current income.

The Fund invests a high percentage of its assets in the utilities sector. As a result, the Fund may be more susceptible to economic, political, and regulatory developments, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements. The SEC recently adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Fund’s financial statements for the fiscal year ended December 31, 2018. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals under ASU 2018-13. Management has early adopted the removals set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair vale, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/18
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
ENERGY AND UTILITIES
Global Utilities	$44,015,005	$470	—	$44,015,475
Merchant Energy	49,433,400	—	$0	49,433,400
Natural Gas Utilities	139,463,995	7,241,400	—	146,705,395
Other Industries (a)	1,236,744,652	—	—	1,236,744,652
COMMUNICATIONS (a)	320,817,566	—	—	320,817,566
OTHER
Aerospace	16,397,726	—	93,811	16,491,537
Other Industries (a)	114,789,146	—	—	114,789,146
Total Common Stocks	1,921,661,490	7,241,870	93,811	1,928,997,171
Convertible Preferred Stocks (a)	570,850	1,185,300	—	1,756,150
Warrants (a)	—	358,400	—	358,400
Corporate Bonds(a)	—	1,402,500	—	1,402,500
U.S. Government Obligations	—	5,772,192	—	5,772,192
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,922,232,340	$15,960,262	$93,811	$1,938,286,413
(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the year ended December 31, 2018, the Fund did not have transfers into or out of Level 3.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held at December 31, 2018, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions made in excess of current earnings and profits on a tax basis are treated as a non-taxable return of capital. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to foreign currency gains and losses. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2018, reclassifications were made to increase paid-in capital by $218,798, with an offsetting adjustment to total distributable earnings.

The tax character of distributions paid during the years ended December 31, 2018 and 2017 was as follows:

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$27,556,277	$30,251,265
Long term capital gains	18,672,330	19,275,900
Return of capital	179,098,999	172,370,337

Total distributions paid	$225,327,606	$221,897,502

Since January 2000, the Fund has had a fixed distribution policy. Under the policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a Capital Gain Dividend, and may cause such gains to be treated as ordinary income. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

in the Fund. The Board continues to evaluate the distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2018, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$705,789,183

At December 31, 2018, the temporary differences between book basis and tax basis net unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes, tax basis adjustments on investments in partnerships, and mark-to-market adjustments on investments in passive foreign investment companies.

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2018:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$1,232,497,969	$800,946,028	$(95,157,584)	$705,788,444

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2018, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2018, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Trustees of the Fund who are affiliated persons of the Adviser.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

the Audit Committee and the Lead Trustee each receives an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2018, other than short term securities and U.S. Government obligations, aggregated $20,294,911 and $145,338,282, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2018, the Fund paid $78,809 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally the Distributor retained a total of $765,939 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the year ended December 31, 2018, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $16,200.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2018, the Fund accrued $45,000 in accounting fees in the Statement of Operations.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires March 6, 2019 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day ICE LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2018, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2018 was $54,479 with a weighted average interest rate of 3.56%. The maximum amount borrowed at any time during the year ended December 31, 2018 was $2,213,000.

8. Shares of Beneficial Interest. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital.

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

The redemption fees retained by the Fund during the fiscal year ended December 31, 2018 and 2017, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	3,801,256	$33,157,567	4,891,720	$46,210,450
Shares issued upon reinvestment of distributions	3,172,706	27,486,843	3,072,628	28,996,855
Shares redeemed	(9,836,553)	(85,930,616)	(9,291,649)	(87,790,185)

Net decrease	(2,862,591)	$(25,286,206)	(1,327,301)	$(12,582,880)

Class A
Shares sold	13,320,054	$118,449,248	20,115,610	$193,210,651
Shares issued upon reinvestment of distributions	7,711,647	67,914,501	6,308,397	60,419,407
Shares redeemed	(23,669,562)	(209,675,098)	(23,064,626)	(221,402,278)

Net increase/(decrease)	(2,637,861)	$(23,311,349)	3,359,381	$32,227,780

Class C
Shares sold	12,159,353	$74,261,242	17,834,104	$122,991,759
Shares issued upon reinvestment of distributions	13,749,740	82,677,565	11,946,577	81,896,943
Shares redeemed	(28,692,250)	(174,670,647)	(24,679,977)	(169,867,589)

Net increase/(decrease)	(2,783,157)	$(17,731,840)	5,100,704	$35,021,113

Class I
Shares sold	11,979,095	$109,870,234	15,609,938	$153,940,468
Shares issued upon reinvestment of distributions	2,044,176	18,562,377	1,495,658	14,720,067
Shares redeemed	(9,121,463)	(83,508,350)	(5,511,547)	(54,323,366)

Net increase	4,901,808	$44,924,261	11,594,049	$114,337,169

Class T*
Shares sold	—	—	107	$1,000
Shares issued upon reinvestment of distributions	5	$40	5	46
Shares redeemed	(117)	(1,038)	—	—

Net increase/(decrease)	(112)	$(998)	112	$1,046

*	Class T Shares were liquidated on September 21, 2018.

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

9. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended December 31, 2018 is set forth below:

	Beginning Shares	Stock Dividend	Ending Shares	Dividend Income	Realized Gain	Value at December 31, 2018	Change in Unrealized Appreciation	Percent Owned of Shares Outstanding
Corning Natural Gas Holding Corp.	388,800	—	388,800	$217,728	—	$7,241,400	$(340,200)	12.87%
Corning Natural Gas Holding Corp., 4.800%, Ser. B	54,000	—	54,000	54,000	—	1,185,300	105,300	22.11%
Total				$271,728	—	$8,426,700	$(234,900)

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Subsequent Events. Management has evaluated the impact on the Fund of all other subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Utilities Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

The Gabelli Utilities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Utilities Fund (the “Fund”), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

February 28, 2019

The Gabelli Utilities Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Utilities Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[3]

INTERESTED TRUSTEES[4] :

Mario J. Gabelli, CFA Trustee Age: 76	Since 1999	35	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications)

INDEPENDENT TRUSTEES[5] :

Anthony J. Colavita Trustee Age: 83	Since 1999	20	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Trustee Age: 75	Since 1999	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Mary E. Hauck Trustee Age: 76	Since 2000	11	Retired Senior Manager of the Gabelli - O’Connor Fixed Income Mutual Funds Management Company	—

Kuni Nakamura[6] Trustee Age: 50	Since 2009	37	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Werner J. Roeder Trustee Age: 78	Since 1999	23	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

The Gabelli Utilities Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 67	Since 1999	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 42	Since 2017	Treasurer of funds within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 60	Since 2006	Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 46	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013

Richard J. Walz Chief Compliance Officer Age: 59	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund’s By-Laws and Agreement and Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified. For Officers, includes time served in other officer positions with the Fund.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.
[6]

Mr. Nakamura is a director of Gabelli Merger Plus+ Trust Plc, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in that event, would be deemed to be under common control with the Fund’s Adviser.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•  Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•  Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GABELLI UTILITIES FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Timothy M. Winter, CFA, joined Gabelli in 2009 and covers the utility industry. He has over 25 years of experience as an equity research analyst covering the industry. Currently, he continues to specialize in the utility industry and also serves as a portfolio manager of Gabelli Funds, LLC. Mr. Winter received his BA in Economics in 1991 from Rollins College and MBA in Finance from Notre Dame in 1992.

2018 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the fiscal year ended December 31, 2018, the Fund paid to shareholders ordinary income distributions totaling $0.11035, $0.10861, $0.10124, $0.12860, and $0.14419 per share for Class AAA, Class A, Class C, Class I, and Class T Shares, respectively, and long term capital gains totaling $18,672,330 or the maximum allowable. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees. For the fiscal year ended December 31, 2018, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.70% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Recharacterization, and Job Creation Act of 2010. None of the ordinary income distribution qualified as short term gain pursuant to the American Jobs Creation Act of 2004.

U.S. Government Income

The percentage of the ordinary income distribution paid by the Fund during 2018 which was derived from U.S. Treasury securities was 0.54%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2018. The percentage of U.S. Government securities held as of December 31, 2018 was 0.30%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

________________

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI UTILITIES FUND

One Corporate Center

Rye, New York 10580-1422

t     800-GABELLI (800-422-3554)

f     914-921-5118

e   info@gabelli.com

      GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF TRUSTEES	OFFICERS

Mario J. Gabelli, CFA

Chairman and Chief

Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice President and

Chief Financial Officer,

KeySpan Corp.

Mary E. Hauck

Former Senior

Portfolio Manager,

Gabelli-O’Connor Fixed

Income Mutual Fund

Management Co.

Kuni Nakamura

President,

Advanced Polymer, Inc.

Werner J. Roeder

Former Medical Director,

Lawrence Hospital

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust

Company

TRANSFER AGENT AND

DIVIDEND DISBURSING AGENT

DST Asset Manager

Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Utilities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB470Q418AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $31,300 for 2017 and $32,200 for 2018.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2017 and $0 for 2018.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,700 for 2017 and $3,800 for 2018. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $1,237 for 2017 and $1,350 for 2018. The fees relate to Passive Foreign Investment Company identification database subscription fees billed on an annual basis.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $36,986 for 2017 and $43,421 for 2018.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Gabelli Utilities Fund

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/7/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/7/19

By (Signature and Title)* /s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date 3/7/19

* Print the name and title of each signing officer under his or her signature.